Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of October 1, 2014, is by and among Synchrony Financial, a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders party thereto entered into that certain Credit Agreement, dated as of July 30, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders provided certain Loans to the Borrower.

B. The Borrower and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth below to, among other things, permit the incurrence of up to an additional $750,000,000 of Loans under the Credit Agreement and modify the limitations on prepayments of the GECC Term Loan.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and other provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Amendments. Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended by adding the following new Section 2.16:

“SECTION 2.16. Term Facility Increase. Each Lender executing a joinder agreement substantially in the form of Annex A to Amendment No. 1 to this Agreement (a “Facility Increase Joinder” and such Lender, a “Facility Increase Lender”) may extend additional term loans (“Facility Increase Loans”) to the Borrower from time to time on or after the effectiveness of Amendment No. 1 to this Agreement; provided that (i) the aggregate principal amount of Facility Increase Loans extended pursuant to this Section 2.16 shall not exceed $750,000,000, (ii) it shall be a condition precedent to the incurrence of any Facility Increase Loans that no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to the incurrence of such Facility Increase Loans and (iii) the net cash proceeds of the Facility Increase Loans shall be immediately applied to prepay outstanding principal amounts under the GECC Term Loan and to pay due and unpaid interest on the amount so prepaid (and the Borrower may borrow such Facility Increase Loans and use the proceeds thereof for such payments notwithstanding Sections 6.02 and 6.06). For the avoidance of doubt, the Facility Increase Loans shall be excluded from the definition of “Post-IPO Debt Proceeds” and shall otherwise be disregarded for all purposes of Sections 2.05(b) and (d), including the calculation of the Required Prepayment Amount. Upon the incurrence of any Facility Increase Loan, (i) each Facility Increase Lender shall constitute a “Lender” for all purposes hereunder and under any other Loan Document and (ii) the Facility Increase Loans shall constitute “Loans” for all purposes hereunder and under any other Loan Document.

Section 3. Consents. The Administrative Agent and the Lenders party hereto consent to the amendments to the GECC Term Loan Agreement substantially in the form attached hereto as Annex B, including as required by Section 6.05 of the Credit Agreement.

Section 4. Conditions Precedent. This Amendment shall be effective upon the satisfaction of the following conditions (the “Amendment No. 1 Effective Date”):

(a.) the delivery to the Administrative Agent of duly executed signature pages to this Amendment from the Borrower and Lenders comprising the Required Lenders;

(b.) the Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed on behalf of the Borrower by a Responsible Officer of the Borrower, confirming that at the time of and immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date and (ii) no Default shall have occurred and be continuing;

(c.) the Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Facility Increase Lenders and dated the Amendment No. 1 Effective Date) of Sidley Austin LLP, counsel to the Borrower; and

(d.) the Administrative Agent shall have received, to the extent invoiced, payment or reimbursement of all fees and expenses (including fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower under the Credit Agreement or as otherwise agreed.

Section 5. Effect of Amendment; No Novation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby or any other Loan Document in similar or different circumstances.

Section 6. Miscellaneous.

(a.) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be as effective as delivery of an original executed counterpart to this Amendment.

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(b.) Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

(c.) Entire Agreement. This Amendment, together with the Credit Agreement (as modified hereby) and the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

(d.) References. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the Amendment No. 1 Effective Date, refer to the Credit Agreement as amended hereby (the “Amended Credit Agreement”). This Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement

(e.) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Borrower:

SYNCHRONY FINANCIAL

By:	/s/ Eric Duenwald
Name:	Eric Duenwald
Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender

By:	/s/ Neha Desai
Name:	Neha Desai
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Morgan Stanley Bank, NA, as Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

[for Lenders requiring two signature blocks]

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Bank of America N.A.,, as Lender

By:	/s/ Jacob Garcia
Name:	Jacob Garcia
Title:	Director

CITIBANK, N.A., as Lender

By:	/s/ Maria Hackley
Name:	Maria Hackley
Title:	Managing Director and Vice President

Barclays Bank PLC, as Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

BNP PARIBAS, as Lender

By:	/s/ Nicole Rodriguez
Name:	Nicole Rodriguez
Title:	Vice President

By:	/s/ Brendan Heneghan
Name:	Brendan Heneghan
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

MIZUHO BANK, LTD., as Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Alan Krouk
Name:	Alan Krouk
Title:	Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Lender

By:	/s/ Ravneet Mumick
Name:	Ravneet Mumick
Title:	Director

THE ROYAL BANK OF SCOTLAND PLC, as Lender

By:	/s/ James Welch
Name:	James Welch
Title:	Director

ROYAL BANK OF CANADA, as Lender

By:	/s/ Patrizia Lloyd
Name:	Patrizia Lloyd
Title:	Authorized Signatory

HSBC Bank USA, National Association, as Lender

By:	/s/ Paul L. Hatton
Name:	Paul L. Hatton
Title:	Managing Director

SANTANDER BANK, N.A., as Lender

By:	/s/ William Maag
Name:	William Maag
Title:	Managing Director

SOCIETE GENERALE, as Lender

By:	/s/ Linda Tam
Name:	Linda Tam
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[for Lenders requiring two signature blocks]

By:	/s/ Brad Matthews
Name:	Brad Matthews
Title:	Director

Fifth Third Bank, as Lender

By:	/s/ David B. Edwards
Name:	David B. Edwards
Title:	Managing Director

INTESA SANPAOLO S.pA., as Lender

By:	/s/ Glen Binder
Name:	Glen Binder
Title:	Vice President

By:	/s/ Maria Laura Baran
Name:	Maria Laura Baran
Title:	Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Mauricio Benitez
Name:	Mauricio Benitez
Title:	Vice President

ING BANK N.V., as Lender

By:	/s/ C. Van den Berge
Name:	C. Van den Berge
Title:	Director

By:	/s/ R.C.K. Kirby
Name:	R.C.K. Kirby
Title:	Managing Director

Commerzbank Ag, New York and Grand Cayman Branches, as Lender

By:	/s/ Diane Pockaj
Name:	Diane Pockaj
Title:	Managing Director

By:	/s/ Michael Weinert
Name:	Michael Weinert
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Annex A

[FORM OF] LENDER JOINDER AGREEMENT

This Lender Joinder Agreement (this “Agreement”), dated as of [             ,     ], is delivered in connection with the Credit Agreement, dated as of July 30, 2014 (as amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Synchrony Financial, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A. (together with its permitted successors in such capacity, the “Administrative Agent”) and is entered into by and among [NAME OF FACILITY INCREASE LENDER] (the “Facility Increase Lender”, the Administrative Agent and the Borrower. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

WHEREAS, the Facility Increase Lender has agreed to advance loans to the Borrower pursuant to Section 2.16 of the Credit Agreement in an aggregate principal amount set forth on the signature page hereto (the “Facility Increase Commitment Amount”) and wishes to become a party to the Credit Agreement.

NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:

1.	The Facility Increase Lender hereby agrees to provide to the Borrower Loans in an amount equal to the Facility Increase Commitment Amount (the “Facility Increase Commitment”) subject only to the satisfaction of the following conditions precedent: (i) the Borrower shall deliver a Committed Loan Notice to the Administrative Agent with respect to the Facility Increase Commitment not later than 11:00 a.m., New York City time, three (3) Business Days prior to the date of the requested Borrowing and (ii) the Facility Increase Lender shall have received a certificate, dated as of the Facility Increase Effective Date and signed on behalf of the Borrower by a Responsible Officer of the Borrower, confirming that at the time of and immediately after giving effect to such borrowing and the application of proceeds therefrom, (x) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date and (y) no Default or Event of Default shall have occurred and be continuing.

2.	On the requested borrowing date under the Facility Increase Commitment (the “Facility Increase Effective Date”), the Facility Increase Lender shall transfer immediately available funds by wire transfer by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to the Facility Increase Commitment and the Administrative Agent shall make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the Committed Loan Notice. The address of the Facility Increase Lender for purposes of Section 9.01 of the Credit Agreement is as set forth in the Administrative Questionnaire separately provided by the Facility Increase Lender to the Administrative Agent.

3.

The Borrower, the Facility Increase Lender and the Administrative Agent agree that, in accordance with Section 2.16 of the Credit Agreement, as of the Facility Increase Effective Date, (i) each Facility

Increase Lender shall (a) become a party to the Credit Agreement, (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and the Loans provided by each Facility Increase Lender shall constitute “Loans” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents. The Facility Increase Lender hereby ratifies, as of the Facility Increase Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement.

4.	Following the execution of this Agreement by the parties hereto and not less than three Business Days prior to the Facility Increase Effective Date, this Agreement shall be promptly delivered to the Administrative Agent.

5.	This Agreement may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be as effective as delivery of an original executed counterpart to this Agreement.

6.	This Agreement and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the law of the State of New York.

7.	This Agreement is a Loan Document as defined in the Credit Agreement, and, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties with each Facility Increase Lender and supersedes all prior agreements and understandings relating to the subject matter hereof.

8.	Each party hereto hereby irrevocably waives any right it may have to a trial by jury with respect to any claim, counterclaim, action, suit or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement, the Credit Agreement, any Loan Document, the transactions contemplated hereby or any other arrangement or other matter referred to herein or therein.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed by their duly authorized officers as of the day and year first written above.

as a Facility Increase Lender

By:
Name:
Title:

Facility Increase Commitment Amount:

$

[SIGNATURE PAGE TO LENDER JOINDER AGREEMENT]

Accepted and Agreed as of the Date First Written Above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO LENDER JOINDER AGREEMENT]

Accepted and Agreed as of the Date First Written Above:

SYNCHRONY FINANCIAL as Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO LENDER JOINDER AGREEMENT]

[Note: The following parties have executed a Lender Joinder Agreement:

Facility Increase Lender	Facility Increase Commitment

UniCredit Bank AG, New York Branch	$250,000,000.00

Toronto Dominion (Texas) LLC	$200,000,000.00

Bank of China, New York Branch	$100,000,000.00

State Street Bank and Trust Company	$100,000,000.00

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$50,000,000.00

Lloyds Bank plc	$50,000,000.00

TOTAL:	$750,000,000.00	]

Annex B

Amendments to GECC Term Loan Agreement

[See attached]